Exhibit 99.1
XsunX Announces Largest Solar Installation Agreement in Company History

Following a Year Focused on Operational Infrastructure, Company Seeks Explosive Growth in 2015

Aliso Viejo, CA – January 13, 2015 – XsunX, Inc. (OTCBB: XSNX), a leading solar power solutions provider, today announced that it has signed an agreement to design and install a 260kW commercial-use solar power system for a large automotive parts manufacturer based in Southern California.

The deal, capable of powering about 85 average size homes, is expected to be worth about $600,000, and together with other deals already secured or pending, places the company well on the path of continued double digit growth in commercial solar power contracts this quarter.

The success is representative of the growth expected by XsunX leadership following a year where considerable time and resources were allocated to building operational infrastructure. Although 2014 was the year that XsunX began to generate revenue through commercial solar power system sales, the Company was primarily focused on laying the groundwork for future execution by focusing on customer satisfaction, strengthening its value proposition to improve sales, vetting its vendor and trade network, and identifying aspects of the business in which it could differentiate itself from competition.

“This is certainly an exciting time to be leading a commercial solar power solutions provider into the New Year,” said Tom Djokovich, CEO of XsunX, Inc. “We have begun to realize our goal of double digit growth. And, with XsunX providing solar energy solutions that deliver significant bottom-line financial benefits to businesses, we believe that this trend of sales growth has every opportunity to continue.”

Another reason for optimism is the exploding market opportunity experienced within the solar industry. Southern California is considered to be one of the hottest solar markets in the world right now, as referenced by a recent Tech Republic article that highlighted the 242,000 solar projects throughout the state with 2,279 megawatts installed. Of these installations, Los Angeles leads with 238 megawatts, and San Diego comes in second with 182 megawatts, representing the two largest cities in Southern California.

About XsunX

XsunX provides solar energy solutions that deliver significant bottom-line financial benefits to businesses. We specialize in the sale, design, and installation of commercial solar power systems. The company has developed a highly skilled team of qualified engineering and specialty contractors with extensive commercial solar experience necessary to service the diverse conditions that can be encountered in commercial buildings. We couple this superior design and delivery capability with factory direct pricing, and zero down financing options to provide exceptional solar power investment opportunities for our customers.

For more information, please visit the Company’s website at www.xsunx.com, or to learn more about the benefits of solar energy for your business schedule a free PV project assessment.

Safe Harbor Statement

Matters discussed in this release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein, are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Company Contact:

Tom Djokovich, President and CEO
949-330-8060
info@xsunx.com